UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2012

PSIVIDA CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

(617) 926-5000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 1, 2012, pSivida Corp. (the “Company”) entered into a placement agent agreement with Rodman & Renshaw, LLC in which they agreed to serve as placement agent in an offering of the Company’s common stock, par value $0.001 per share, together with warrants to purchase shares of the Company’s common stock. Under the terms of the transaction, the Company is offering to sell 2,494,419 shares of common stock and warrants to purchase 623,605 shares of common stock to institutional investors for gross proceeds totaling approximately $5.36 million. The sale is being made pursuant to a securities purchase agreement between the company and the investors. Each warrant is exercisable for 0.25 of a share of common stock, has an exercise price of $2.50 per share and will be exercisable during the period commencing six months after the date of issuance and ending five years from the date of issuance. Copies of the placement agent agreement, form of warrant and form of securities purchase agreement are attached hereto as Exhibits 1.1, 4.1 and 99.1, respectively, and are incorporated herein by reference. The foregoing descriptions of the placement agent agreement, form of warrant and form of securities purchase agreement do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto which are incorporated by reference.

The offering is expected to close on or about August 7, 2012, or on such later date as the Company and the investors may agree, subject to customary closing conditions.

The Offering is being made and the common stock and warrants sold pursuant to a prospectus supplement which will be filed with the Securities and Exchange Commission on the date hereof in connection with a shelf takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-163347), which became effective on January 7, 2010. On August 2, 2012, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Placement Agent Agreement dated as of August 1, 2012 by and between pSivida Corp. and Rodman & Renshaw, LLC, as placement agent

4.1	Form of Warrant between pSivida Corp. and certain investors

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

99.1	Form of Securities Purchase Agreement between pSivida Corp. and certain investors

99.2	Press release of pSivida Corp. issued August 2, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSIVIDA CORP.

Date: August 2, 2012	By:	/s/ Lori Freedman
	Name:	Lori Freedman
	Title:	Vice President, Corporate Affairs, General Counsel
and Secretary

Index to Exhibits

1.1	Placement Agent Agreement dated as of August 1, 2012 by and between pSivida Corp. and Rodman & Renshaw, LLC, as placement agent

4.1	Form of Warrant between pSivida Corp. and certain investors

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

99.1	Form of Securities Purchase Agreement between pSivida Corp. and certain investors

99.2	Press release of pSivida Corp. issued August 2, 2012